Second-Quarter 2023 Results Investor Supplemental Materials August 10, 2023

Safe Harbor Luna Innovations Incorporated © 2 Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 This presentation includes information that constitutes “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the company's expectations regarding its technological and product capabilities, market growth and its market position, sales wins, revenue growth, customer activity, engagement and prospects, recurring sales, margin, general product performance, the company's future financial performance, including guidance, and market recognition of key technologies and demand for its products, the company’s overall growth potential, its capitalization and access to, and deployment of, capital, its strategic position and corporate and leadership strength and culture. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of the company may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, customer relationships, failure of demand for the company’s products and services to meet expectations, failure to penetrate target markets or of those markets to grow and expand, technological, operational and strategic challenges, integration of acquisitions, global supply chain issues, geopolitical and economic factors and those risks and uncertainties set forth in the company’s periodic reports and other filings with the Securities and Exchange Commission ("SEC"). Such filings are available on the SEC’s website at sec.gov and on the company’s website at www.lunainc.com. The statements made in this presentation are based on information available to Luna as of the date of this presentation, August 10, 2023, and Luna undertakes no obligation to update any of the forward-looking statements after the date of this presentation, except as required by law. Adjusted Financial Measures In addition to U.S. GAAP financial information, this presentation includes Adjusted EBITDA and Adjusted EPS, which are non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of Net Income to Adjusted EBITDA and Net Income to Adjusted EPS are included in the appendix to this presentation.

Speakers Luna Innovations Incorporated © 3 Scott Graeff President & Chief Executive Officer Brian Soller Chief Technology Officer & EVP, Corporate Development Gene Nestro Chief Financial Officer & SVP, Finance

Why Luna? Our investment thesis Luna Innovations Incorporated © 4 Enabling the future with fiber Proprietary measurement technology, offering unparalleled combination of resolution, accuracy and speed Customers in large, growing markets: Infrastructure, Energy, Defense, Communications, Automotive & Aerospace Aligned with macro trends in Energy, Infrastructure, Transport, Communications and more Robust IP portfolio with over 700 patents owned or in-licensed Attractive capital deployment, funded all investments internally; disciplined M&A Leverage: Scalable platforms, processes and people in place

Second-Quarter FY23 Results Luna Innovations Incorporated © 5

Second-Quarter 2023: Key Financial Results • Revenues of $29.2M, up 11% year over year • Gross margin of 58%, compared to 61% for the prior year • Net loss of $1.6M, compared to net loss of $2.4M for the prior year • Adjusted EBITDA1 of $2.7M, compared to $1.2M for the prior year • Adjusted EPS1 of $0.04, compared to $(0.02) for the prior year Luna Innovations Incorporated © 6 1Adj EPS and EBITDA are a non-GAAP measures. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation.

Second-Quarter 2023 and Recent Highlights • Recognized significant wins for monitoring systems, including a contract for the largest power utility company in Italy • Secured large, follow-on, multi-unit Terahertz order for EV battery production process monitoring • Drove significant wins in our RIO line of lasers supported by macro trends such as LiDAR • Secured a seven-figure blanket order for polarization modules from a major data center hyper- scaler • Named industry veteran as Managing Director for Europe, Middle East and Africa region • Hosted Luna’s first Investor Day in New York City, outlining the company’s plans for future growth • Coverage initiated by two additional analysts – Stifel – Needham Luna Innovations Incorporated © 7

Revenue has been driven by strong organic growth, supplemented by efficient M&A $59.1 $87.5 $109.0 $54.2 FY20 FY21 FY22 FY23E Revenue1 (millions) Luna Innovations Incorporated © 8 2023 guidance: $125M - $130M 1Results exclude Luna Labs Q3 Guidance

We have delivered solid AEBITDA, while internally funding many initiatives $7.9 $7.6 $12.1 $3.6 FY20 FY21 FY22 FY23E Adjusted EBITDA1,2 (millions) Luna Innovations Incorporated © 9 FY23 guidance: $14M to $18M 1Results exclude Luna Labs 2 Adj EBITDA is a non-GAAP measure. Reconciliation of comparable GAAP measures to non-GAAP measures are included in this presentation.

Balance Sheet • Balance sheet on June 30, 2023: – $155.1M in total assets o $3.3M in cash and cash equivalents o $63.8M in working capital • Total debt of $30.7M outstanding Luna Innovations Incorporated © 10

2023 Guidance1 Luna Innovations Incorporated © 11 Full-year total revenue $125M to $130M Full-year adjusted EBITDA $14M to $18M Top-line revenue guidance for Q3 $29M to $32M 1 The outlook above does not include any future acquisitions, divestitures or unanticipated events..

Appendix 12Luna Innovations Incorporated ©

Reconciliation of Net (Loss)/Income to Adjusted EBITDA

(in thousands)	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022
	(Unaudited)		(Unaudited)	
Reconciliation of EBITDA and Adjusted EBITDA				
GAAP net income/(loss)	$ (1,596)	$ (2,351)	$ (3,438)	$ 7,230
Income from discontinued operations, net of tax	(1,038)	591	(1,038)	11,515
GAAP net income/(loss) from continuing operations	**(558)**	**(2,942)**	**(2,400)**	**(4,285)**
Interest expense, net	584	111	953	224
Income tax (benefit)/expense	(350)	422	(917)	(693)
Depreciation and amortization	1,323	1,538	2,740	2,694
EBITDA	**999**	**(871)**	**376**	**(2,060)**
Share-based compensation	1,118	934	2,172	2,000
Integration and transaction expense	160	156	249	2,000
Amortization of inventory step-up	-	257	-	257
Other non-recurring charges (1)	455	708	789	708
Adjusted EBITDA	**$ 2,732**	**$ 1,184**	**$ 3,586**	**$ 2,905**

APPENDIX

[1] Other non-recurring charges primarily include facility consolidation, one-time insurance deductible, etc.

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Reconciliation of Net (Loss)/Income to Adjusted EPS

(in thousands, except per share data)	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022
	(Unaudited)		(Unaudited)	
Reconciliation of Net (loss)/Income to Adjusted EPS				
GAAP net income/(loss)	$ (1,596)	$ (2,351)	$ (3,438)	$ 7,230
Income from discontinued operations, net of tax	(1,038)	591	(1,038)	11,515
GAAP net income/(loss) from continuing operations	(558)	(2,942)	(2,400)	(4,285)
Adjustments:				
Share-based compensation	1,118	934	2,172	2,000
Integration and transaction expense	160	156	249	2,000
Amortization of intangible assets	918	992	1,910	1,813
Amortization of inventory step-up	-	257	-	257
Other non-recurring charges (1)	455	708	789	708
Total adjustments:	**2,651**	**3,047**	**5,120**	**6,778**
Income tax effect on adjustments	**(663)**	**(762)**	**(1,280)**	**(1,695)**
Adjusted income (loss) from continuing operations	**$ 1,430**	**$ (657)**	**$ 1,440**	**$ 798**
Adjusted EPS	$ 0.04	$ (0.02)	$ 0.04	$ 0.02
Adjusted weighted average shares:				
Diluted	33,635	32,479	33,484	32,362

[1] Other non-recurring charges primarily include facility consolidation, insurance one-time deductible, etc.

APPENDIX

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Historical Quarterly Results

	(in thousands) Three Months Ended				
	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Revenues	$ 26,162	$ 29,153	$ 31,702	$ 25,045	$ 29,164
Cost of revenues	10,199	12,234	12,367	10,072	12,299
Gross profit	15,963	16,919	19,335	14,973	16,865
Gross margin	61%	58%	61%	60%	58%
Operating expense:					
Selling, general and administrative	14,612	12,065	13,292	13,207	13,279
Research, development and engineering	2,665	2,204	2,853	2,817	2,722
Amortization of intangibles	992	988	1,238	992	918
Integration and deal related expense	156	184	488	89	160
Total operating expense	18,425	15,441	17,871	17,105	17,079
Operating income/(loss)	$ (2,462)	$ 1,478	$ 1,464	$ (2,132)	$ (214)

APPENDIX

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